Exhibit 10.7

AMENDMENT TO RAYONIER INVESTMENT AND SAVINGS PLAN FOR SALARIED EMPLOYEES (“the Plan”)

WHEREAS, Rayonier Inc. (the “Employer”) maintains the Rayonier Investment and Savings Plan for Salaried Employees (the “Plan”) for its employees;

WHEREAS, Rayonier Inc. has decided that it is in its best interest to amend the Plan;

WHEREAS, Section 14.01(b) of the Plan authorizes the Employer to amend the selections under the Rayonier Investment and Savings Plan for Salaried Employees Adoption Agreement.

NOW THEREFORE BE IT RESOLVED, that the Rayonier Investment and Savings Plan for Salaried Employees Adoption Agreement is amended as follows. The amendment of the Plan is effective as of 11-1-2018.

1.	The Adoption Agreement is amended to read:

1-1    EMPLOYER INFORMATION:
Name: Rayonier Inc.     Address:
1 Rayonier Way
Wildlight, FL 32097
Telephone: (904) 357-9100        Fax:

2.	The Participating Employer Page has been modified to update the address for all participating employers. The modified Participating Employer Page(s) are attached to this Amendment.

☒
Check this selection and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate under this Plan as a Participating Employer. [Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption

Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION:
Name: Raydient Inc.         Address: 1 Rayonier Way     City, State, Zip Code: Wildlight, FL 32097     EMPLOYER IDENTIFICATION NUMBER (EIN): 06-1158895
FORM OF BUSINESS: C-Corporation
EFFECTIVE DATE: The Effective Date should be completed to document whether this Plan is a new plan or restatement of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement.)

☐	New plan. The Participating Employer is adopting this Plan as a new Plan effective. [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]

☒	Restated plan. The Participating Employer is adopting this Plan as a restatement of a prior plan.

(a)	Name of plan(s) being restated: Rayonier Investment and Savings Plan for Salaried Employees

(b)	This restatement is effective 4-1-2015 [Note: Date can be no earlier than January 1, 2007.]

(c)	The original effective date of the plan(s) being restated is: 3-1-1994

☐	Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.

☐
Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]

MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in (a) or (b) below.

☐
(a)    Special Effective Dates. Check this (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.

☐
(b)    Modification of Adoption Agreement elections. Section(s)     of the Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications to this Participating Employer Adoption Page.]

SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.
Raydient Inc.
(Name of Participating Employer)
Karen Barnthouse Director, Comp & Benefits

(Name of authorized representative)    (Title)

/s/ KAREN BARNTHOUSE 12-21-18

(Signature)    (Date)

☒
Check this selection and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate under this Plan as a Participating Employer. [Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption

Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION:
Name: Terrapointe LLC         Address: 1 Rayonier Way     City, State, Zip Code: Wildlight, FL 32097     EMPLOYER IDENTIFICATION NUMBER (EIN): 59-3607205         FORM OF BUSINESS: LLC
EFFECTIVE DATE: The Effective Date should be completed to document whether this Plan is a new plan or restatement of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement.)

☒	New plan. The Participating Employer is adopting this Plan as a new Plan effective 10-1-2017 . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]

☐	Restated plan. The Participating Employer is adopting this Plan as a restatement of a prior plan.

(a)	Name of plan(s) being restated:

(b)	This restatement is effective [Note: Date can be no earlier than January 1, 2007.]

(c)	The original effective date of the plan(s) being restated is:

☐	Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.

☐
Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]

MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in (a) or (b) below.

☐
(a)    Special Effective Dates. Check this (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.

☐
(b)    Modification of Adoption Agreement elections. Section(s)     of the Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications to this Participating Employer Adoption Page.]

SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.
Terrapointe LLC
(Name of Participating Employer)
Karen Barnthouse Director, Comp & Benefits

(Name of authorized representative)    (Title)

/s/ KAREN BARNTHOUSE 12-21-18

(Signature)    (Date)

☒
Check this selection and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate under this Plan as a Participating Employer. [Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption

Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION:
Name: Raydient LLC         Address: 1 Rayonier Way     City, State, Zip Code: Wildlight, FL 32097     EMPLOYER IDENTIFICATION NUMBER (EIN): 59-3607205         FORM OF BUSINESS: LLC
EFFECTIVE DATE: The Effective Date should be completed to document whether this Plan is a new plan or restatement of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement.)

☒	New plan. The Participating Employer is adopting this Plan as a new Plan effective 10-1-2017 . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]

☐	Restated plan. The Participating Employer is adopting this Plan as a restatement of a prior plan.

(a)	Name of plan(s) being restated:

(b)	This restatement is effective [Note: Date can be no earlier than January 1, 2007.]

(c)	The original effective date of the plan(s) being restated is:

☐	Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.

☐
Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]

MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in (a) or (b) below.

☐
(a)    Special Effective Dates. Check this (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.

☐
(b)    Modification of Adoption Agreement elections. Section(s)     of the Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications to this Participating Employer Adoption Page.]

SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.
Raydient LLC
(Name of Participating Employer)
Karen Barnthouse Director, Comp & Benefits

(Name of authorized representative)    (Title)

/s/ KAREN BARNTHOUSE 12-21-18

(Signature)    (Date)

☒
Check this selection and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate under this Plan as a Participating Employer. [Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption

Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION:
Name: Wildlight LLC         Address: 1 Rayonier Way     City, State, Zip Code: Wildlight, FL 32097     EMPLOYER IDENTIFICATION NUMBER (EIN): 81-3453961         FORM OF BUSINESS: LLC
EFFECTIVE DATE: The Effective Date should be completed to document whether this Plan is a new plan or restatement of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement.)

☒	New plan. The Participating Employer is adopting this Plan as a new Plan effective 10-1-2017 . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]

☐	Restated plan. The Participating Employer is adopting this Plan as a restatement of a prior plan.

(a)	Name of plan(s) being restated:

(b)	This restatement is effective [Note: Date can be no earlier than January 1, 2007.]

(c)	The original effective date of the plan(s) being restated is:

☐	Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.

☐
Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]

MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in (a) or (b) below.

☐
(a)    Special Effective Dates. Check this (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.

☐
(b)    Modification of Adoption Agreement elections. Section(s)     of the Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications to this Participating Employer Adoption Page.]

SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.
Wildlight LLC
(Name of Participating Employer)
Karen Barnthouse Director, Comp & Benefits

(Name of authorized representative)    (Title)

/s/ KAREN BARNTHOUSE 12-21-18

(Signature)    (Date)

☒
Check this selection and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate under this Plan as a Participating Employer. [Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]

PARTICIPATING EMPLOYER INFORMATION:
Name: Rayonier Operating Company LLC         Address: 1 Rayonier Way     City, State, Zip Code: Wildlight, FL 32097     EMPLOYER IDENTIFICATION NUMBER (EIN): 27-2793120         FORM OF BUSINESS: LLC
EFFECTIVE DATE: The Effective Date should be completed to document whether this Plan is a new plan or restatement of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement.)

☒	New plan. The Participating Employer is adopting this Plan as a new Plan effective 1-1-2018. [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]

☐	Restated plan. The Participating Employer is adopting this Plan as a restatement of a prior plan.

(a)	Name of plan(s) being restated:

(b)	This restatement is effective [Note: Date can be no earlier than January 1, 2007.]

(c)	The original effective date of the plan(s) being restated is:

☐	Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.

☐
Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]

MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in (a) or (b) below.

☐
(a)    Special Effective Dates. Check this (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.

☐
(b)    Modification of Adoption Agreement elections. Section(s)     of the Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications to this Participating Employer Adoption Page.]

SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.
Rayonier Operating Company LLC
(Name of Participating Employer)

Karen Barnthouse Director, Comp & Benefits

(Name of authorized representative)    (Title)

/s/ KAREN BARNTHOUSE 12-21-18

(Signature)    (Date)

EMPLOYER SIGNATURE PAGE

PURPOSE OF EXECUTION. This Signature Page is being executed for Rayonier Investment and Savings Plan for Salaried Employees to effect:

☐	(a) The adoption of a new plan, effective [insert Effective Date of Plan]. [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]

☐	(b) The restatement of an existing plan, in order to comply with the requirements of PPA, pursuant to Rev. Proc. 2011-49.

(1)
Effective date of restatement:. [Note: Date can be no earlier than January 1, 2007. Section 14.01(f)(2) of Plan provides for retroactive effective dates for all PPA provisions. Thus, a current effective date may be used under this subsection (1) without jeopardizing reliance.]

(2)	Name of plan(s) being restated:

(3)	The original effective date of the plan(s) being restated:

☒
(c)    An amendment or restatement of the Plan (other than to comply with PPA). If this Plan is being amended, a Snap-On a        amendment may be used to designate the modifications to the Plan or the updated pages of the Adoption Agreement may be substituted for the original pages in the Adoption Agreement. All prior Employer Signature Pages should be retained as part of this Adoption Agreement.

(1)	Effective Date(s) of amendment/restatement: 11-1-2018

(2)	Name of plan being amended/restated: Rayonier Investment and Savings Plan for Salaried Employees

(3)	The original effective date of the plan being amended/restated: 3-1-1994

(4)	If Plan is being amended, identify the Adoption Agreement section(s) being amended: Section 1-1 and the Participating Employer Adoption Pages to change the Employer Address.

VOLUME SUBMITTER SPONSOR INFORMATION. The Volume Submitter Sponsor (or authorized representative) will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. To be eligible to receive such notification, the Employer agrees to notify the Volume Submitter Sponsor (or authorized representative) of any change in address. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Volume Submitter Sponsor (or authorized representative) at the following location:
Name of Volume Submitter Sponsor (or authorized representative): Massachusetts Mutual Life Insurance Company     Address: 1295 State Street Springfield, MA 01111-0001     Telephone number: (800) 309-3539
IMPORTANT INFORMATION ABOUT THIS VOLUME SUBMITTER PLAN. A failure to properly complete the elections in this Adoption Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Volume Submitter Sponsor as evidence that the Plan is qualified under Code §401(a), to the extent provided in Rev. Proc. 2011-49. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Rev. Proc. 2011-49. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 1.66 of the Plan.
By executing this Adoption Agreement, the Employer intends to adopt the provisions as set forth in this Adoption Agreement and the related Plan document. By signing this Adoption Agreement, the individual below represents that he/she has the authority to execute this Plan document on behalf of the Employer. This Adoption Agreement may only be used in conjunction with Basic Plan Document #04.
The Employer understands that the Volume Submitter Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Adoption Agreement. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement.

Rayonier Inc.
(Name of Employer)

Karen Barnthouse Director, Comp & Benefits

(Name of authorized representative)    (Title)

/s/ KAREN BARNTHOUSE 12-21-18

(Signature)    (Date)